EXHIBIT 99.1

       Navigators Reports Record Quarterly and Annual Earnings

    NEW YORK--(BUSINESS WIRE)--Feb. 23, 2005--The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $10,635,000 or $0.84 per share for the 2004 fourth quarter compared to a net loss of $9,490,000 or $0.78 per share for the 2003 fourth quarter. The 2004 and 2003 fourth quarter results include net realized capital gains of $0.02 per share and $0.03 per share, respectively.
    Net income for the year ended December 31, 2004 was $34,865,000 or $2.74 per share, compared to $7,685,000 or $0.80 per share for the year ended December 31, 2003. Included in these results were net realized capital gains of $0.05 per share and $0.13 per share for the year ended December 31, 2004 and 2003, respectively.
    The 2003 fourth quarter and full year results include an after-tax charge of $20.5 million or $1.68 per share and $2.14 per share, respectively, for incurred losses related to asbestos exposures.
    Gross written premium for the 2004 fourth quarter and year was $187,390,000 and $696,146,000, respectively, representing increases of 24% and 15% from the comparable 2003 year periods. Included in the 2004 fourth quarter gross written premium is approximately $38,129,000 of "reinsurance to close" ("RITC") premium recorded by Lloyd's Syndicate 1221 representing the transfer of assets and liabilities from the participants of the 2002 underwriting year to the 2003 underwriting year in which Navigators had increased its participation to 97.4% from 68.1%. The RITC transaction is recorded as additional gross written and earned premium, losses incurred, loss reserves and receivables all in the same amount, net of applicable ceded reinsurance amounts. There are no gains or losses recorded on the RITC transaction. The comparable 2003 fourth quarter RITC transaction amount was $514,000.
    Net written premium for the 2004 fourth quarter and year was $77,114,000 and $312,730,000, respectively, a decrease of 8% from the 2003 fourth quarter and an increase of 2% from the 2003 full year period. The 2003 fourth quarter included a reduction of approximately $11,000,000 in ceded reinsurance premium, which increased net written premium by the same amount, for specialty business due to a reinsurance treaty change effective October 1, 2003 which had no impact on net income. The decrease in Lloyd's 2004 fourth quarter net written premium results stems from ceded premiums of $47,566,000 to the Syndicate's reinsurers in connection with the RITC transaction described above. This was offset by $22,193,000 of net premiums assumed by Navigators Insurance Company via a retrocession of the Syndicate's reinsurance. The net effect of the RITC transaction to The Navigators Group, Inc. was an increase in net premiums of $12,756,000.
    The combined loss and expense ratios for the 2004 fourth quarter and year were 89.4% and 90.1%, respectively, compared to 129.9% and 104.0% for the comparable 2003 periods. The combined loss and expense ratios for the 2004 fourth quarter and year were increased by 1.9 and
0.4 combined loss and expense ratio points, respectively, for the RITC which had no impact on underwriting results. The combined loss and expense ratio for the 2004 year was reduced by 1.2 loss ratio points resulting from the release of a net loss reserve redundancy of $3.8 million relating to prior years.
    The combined loss and expense ratios for the 2003 fourth quarter and full year were negatively impacted by 44.2% and 11.7%, respectively, for incurred losses related to asbestos and environmental exposures.
    Navigators' Chief Executive Officer Stan Galanski commented, "Each of our business units generated profitable underwriting results and showed strong operating performance in 2004. Our Marine & Energy business led the way, with solid results both in our insurance companies and at Lloyd's. Navigators Pro expanded its product portfolio in the United States and United Kingdom, while maintaining underwriting discipline despite an irrational marketplace for public company D&O. Navigators Specialty continued to perform well, particularly in its core construction liability segment. We are pleased to have achieved a satisfactory return for our shareholders in 2004 while maintaining our balance sheet integrity of prudent loss reserving and conservative investment management in a culture that emphasizes integrity, professionalism and pride. We are optimistic that each of our business units is well positioned to continue to generate profitable underwriting results in the current environment."
    Consolidated cash flow from operations for the 2004 fourth quarter and year ended December 31, 2004 was $20,743,000 and $162,491,000, respectively, compared to $23,594,000 and $134,527,000 for the comparable 2003 periods.
    Net investment income for the 2004 fourth quarter and year was $7,387,000 and $26,795,000, respectively, increases of 30% and 37% from the 2003 comparable periods. The pre-tax investment yields for the 2004 fourth quarter and year were 3.6% and 3.5%, respectively, compared to 3.8% and 3.8% for the comparable 2003 periods.
    The Company's effective tax rate for foreign operations was 35% for the 2004 fourth quarter. Included in the 2003 fourth quarter and year were tax benefits of $2,885,000 or $0.24 per share and $5,284,000 or $0.55 per share, respectively, resulting from the reduction of a tax valuation allowance related to the Company's foreign operations. The balance of the tax valuation allowance was eliminated in the 2003 fourth quarter.
    Stockholders' equity was $328,578,000 or $25.96 per share at December 31, 2004 compared to $290,028,000 or $23.14 per share at December 31, 2003. Statutory surplus of Navigators Insurance Company was $235,561,000 at December 31, 2004.
    The Company will hold a conference call on Thursday, February 24, 2005 starting at 8:30 a.m. EST to discuss the fourth quarter's results. To access the call, please dial 1-800-591-6923, using confirmation code 51693376. Internationally, the call may be accessed by dialing 617-614-4907 using the same confirmation code. To listen via live audio webcast, please visit the Company's website (www.navg.com) at least ten minutes prior to the start of the call and click on the February 24th Live Audio Webcast link. The webcast will also be available as a replay at the same location starting one hour after the call is finished.
    The Navigators Group, Inc. is an international insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York City, Navigators has offices in major insurance centers in the United States, the United Kingdom and Belgium.

    This press release may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words "estimate", "expect", "believe" or similar expressions are intended to identify such forward-looking statements. We cannot assure that results which we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties which we face. Please refer to Navigators' most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators' business and the important factors which may affect that business. Navigators undertakes no obligation to publicly update or revise any forward-looking statement.



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Financial Highlights
               ($'s in thousands, except per share data)


                  Three  Months  Ended       Twelve Months Ended
                     December 31,              December 31,
                  -------------------       -------------------
Financial
 Highlights          2004      2003   Change   2004      2003   Change
-----------       ---------  -------- ------ --------  -------- ------

Gross written
 premium          $187,390  $150,966    24% $696,146  $606,492     15%
Net written
 premium            77,114    83,833    -8%  312,730   307,128      2%

Revenues:
  Net earned
   premium          86,368    71,536    21%  310,995   277,651     12%
  Commission
   income            1,146     1,533   -25%    4,754     4,281     11%
  Investment
   Income            7,387     5,703    30%   26,795    19,550     37%
  Net realized
   capital gains       334       640   -48%      922     1,875    -51%
  Other income
   (expense)          (704)      633    NM      (437)    1,361     NM
                  -------------------       -------------------
  Total revenues    94,531    80,045    18%  343,029   304,718     13%
                  -------------------       -------------------

Operating expenses:
  Net losses and loss
   adjustment
   expenses
   incurred         49,623    75,232   -34%  188,014   211,089    -11%
  Commission
   expense           9,300    11,569   -20%   39,140    40,267     -3%
  Other operating
   expenses         19,717    12,581    57%   63,783    50,315     27%
  Interest
   expense               -         4    NM         -       255     NM
                  -------------------       -------------------
  Total operating
   expenses         78,640    99,386   -21%  290,937   301,926     -4%
                  -------------------       -------------------

Income (loss)
 before income
 taxes              15,891   (19,341)   NM    52,092     2,792     NM
                  -------------------       -------------------

Income tax expense (benefit):
  Current            5,610    (5,156)   NM    19,794     3,610    448%
  Deferred            (354)   (4,695)   NM    (2,567)   (8,503)    NM
                  -------------------       -------------------
Income tax
 expense
 (benefit)           5,256    (9,851)   NM    17,227    (4,893)    NM
                  -------------------       -------------------

Net income (loss) $ 10,635  $ (9,490)   NM  $ 34,865  $  7,685    354%
                  ===================       ===================


Per Share Data
--------------

Net income per common share:
  Basic           $   0.84  $  (0.78)   NM  $   2.77  $   0.81    240%
  Diluted         $   0.84  $  (0.78)   NM  $   2.74  $   0.80    242%

Average shares outstanding (000s):
  Basic             12,639    12,210          12,598     9,446
  Diluted           12,710    12,210          12,715     9,585

Underwriting Ratios
-------------------
Loss Ratio            57.5%    105.2%           60.5%     76.0%
Expense Ratio         31.9%     24.7%           29.6%     28.0%
                  -------------------       -------------------
Combined Ratio        89.4%    129.9%           90.1%    104.0%


Balance Sheet Data
------------------                           Dec. 31,  Dec. 31,
                                               2004      2003
                                            ------------------
Stockholders' equity                        $328,578  $290,028     13%
Book value per share                        $  25.96  $  23.14     12%


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS
                          ($'s in thousands)


                                                 Dec. 31,    Dec. 31,
                                                   2004        2003
                                                ----------  ----------
                            ASSETS
Investments and cash:
  Fixed maturities, available-for-sale, at fair
   value (amortized cost: 2004, $713,049:
   2003, $577,904)                             $  722,434  $  588,545
  Equity securities, available-for-sale, at
   fair value (cost: 2004, $19,101: 2003,
   $11,977)                                        21,170      13,446
  Short-term investments, at cost which
   approximates fair value                         96,653      83,202
  Cash                                             14,676       8,399
                                                ----------  ----------
      Total investments and cash                  854,933     693,592
                                                ----------  ----------

  Premiums in course of collection                176,720     128,676
  Commissions receivable                            3,062       3,970
  Prepaid reinsurance premiums                    130,761     102,141
  Reinsurance receivable on paid losses            20,955      26,270
  Reinsurance receivable on unpaid losses and
   loss adjustment expense                        502,329     350,441
  Federal income tax recoverable                        -       8,747
  Net deferred income tax benefit                  17,348      15,195
  Deferred policy acquisition costs                23,882      24,720
  Accrued investment income                         7,303       5,546
  Goodwill                                          5,282       5,093
  Other assets                                     14,103      15,067
                                                ----------  ----------

      Total assets                             $1,756,678  $1,379,458
                                                ==========  ==========


                 LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Reserves for losses and loss adjustment
   expenses                                    $  966,117  $  724,612
  Unearned premium                                270,970     238,803
  Reinsurance balances payable                    143,427      97,583
  Federal income tax payable                        5,614           -
  Payable for securities purchased                  3,027      12,857
  Accounts payable and other liabilities           38,945      15,575
                                                ----------  ----------
      Total liabilities                         1,428,100   1,089,430
                                                ----------  ----------

Stockholders' equity:
  Preferred stock, $.10 par value, authorized
   1,000,000 shares, none issued                        -           -
  Common stock, $.10 par value, 20,000,000
   shares authorized for 2004 and 2003; issued
   and outstanding: 12,657,160 for 2004 and
   12,535,360 for 2003                              1,266       1,254
  Additional paid-in capital                      154,670     151,765
  Accumulated other comprehensive income            9,305       8,537
  Retained earnings                               163,337     128,472
                                                ----------  ----------
      Total stockholders' equity                  328,578     290,028
                                                ----------  ----------

      Total liabilities and stockholders'
       equity                                  $1,756,678  $1,379,458
                                                ==========  ==========



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Comparative Premium Data
                          ($'s in thousands)


Gross Written
 Premium:
                   Fourth Quarter              Twelve Months
                 -------------------        -------------------
Insurance
 Companies:         2004      2003   Change   2004      2003    Change
                 -------------------------- --------------------------
Marine           $ 50,914  $ 47,229      8% $210,326  $196,309      7%
Specialty          39,329    33,661     17%  150,068   131,136     14%
Professional
 Liability         18,973    15,023     26%   70,955    53,010     34%
Assumed from
 Lloyd's           21,616     6,855    215%   26,014    33,019    -21%
Other (includes
 run-off)              30       102     NM       254       720     NM
                 -------------------        -------------------
                  130,862   102,870     27%  457,617   414,194     10%
Lloyd's
 Operations:
Marine             62,261    44,318     40%  230,825   190,026     21%
Other              15,135    10,052     51%   33,042    33,824     -2%
                 -------------------        -------------------
                   77,396    54,370     42%  263,867   223,850     18%
Intercompany
 elimination      (20,868)   (6,274)    NM   (25,338)  (31,552)    NM
                 -------------------        -------------------
Total            $187,390  $150,966     24% $696,146  $606,492     15%
                 ===================        ===================


Net Written
 Premium:           Fourth Quarter             Twelve Months
                 -------------------        -------------------
Insurance
 Companies:         2004      2003   Change    2004      2003   Change
                 -------------------------- --------------------------
Marine           $ 18,059  $ 18,749     -4% $ 79,278  $ 91,976    -14%
Specialty          19,715    34,330    -43%   79,944    85,886     -7%
Professional
 Liability          7,545     4,825     56%   26,625    14,280     86%
Assumed from
 Lloyd's           21,608     6,811    217%   25,799    32,962    -22%
Other (includes
 run-off)             209       139     51%    1,104        38     NM
                 -------------------        -------------------
                   67,136    64,854      4%  212,750   225,142     -6%
Lloyd's
 Operations:
Marine             11,266    15,278    -26%   93,245    69,538     34%
Other              (1,288)    3,701   -135%    6,735    12,448    -46%
                 -------------------        -------------------
                    9,978    18,979    -47%   99,980    81,986     22%
                 -------------------        -------------------
Total            $ 77,114  $ 83,833     -8% $312,730  $307,128      2%
                 ===================        ===================

Net Earned
 Premium:          Fourth Quarter              Twelve Months
                 -------------------        -------------------
Insurance
 Companies:         2004      2003   Change    2004      2003   Change
                 -------------------------- --------------------------
Marine           $ 21,351  $ 21,876     -2% $ 80,476  $ 92,448    -13%
Specialty          20,710    22,531     -8%   86,437    84,842      2%
Professional
 Liability          6,822     3,225    112%   21,021     9,410    123%
Assumed from
 Lloyd's
 Operations        23,160     5,867    295%   39,714    21,368     86%
Other (includes
 run-off)             210       153     37%    1,111       121     NM
                 -------------------        -------------------
                   72,253    53,652     35%  228,759   208,189     10%
Lloyd's
 Operations:
Marine             14,990    14,939      0%   79,908    62,851     27%
Other                (875)    2,945   -130%    2,328     6,611    -65%
                 -------------------        -------------------
                   14,115    17,884    -21%   82,236    69,462     18%
                 -------------------        -------------------
Total            $ 86,368  $ 71,536     21% $310,995  $277,651     12%
                 ===================        ===================


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                             Quarter Ended
                           December 31, 2004
                          ($'s in thousands)


                   Insurance  Lloyd's   Navigators Parent &
                   Companies Operations  Agencies  Other (1)   Total
                   ---------------------------------------------------
Gross premium
 written           $130,862    $77,396    $     -  $(20,868) $187,390
Net premium
 written             67,136      9,978          -         -    77,114

Revenues:
Net earned premium   72,253     14,115          -         -    86,368
Commission income         -        394     11,181   (10,429)    1,146
Investment Income     6,581        801          2         3     7,387
Net realized
 capital gains
 (losses)               458       (124)         -         -       334
Other income
 (expense)              (23)      (949)       255        13      (704)
                   ---------------------------------------------------
Total revenues       79,269     14,237     11,438   (10,413)   94,531
                   ---------------------------------------------------

Operating expenses:
Net losses and loss
 adjustment
 expenses            48,404      1,219          -         -    49,623
Commission expense   16,051      3,678          -   (10,429)    9,300
Other operating
 expenses             3,041      4,779     11,967       (70)   19,717
Interest expense          -          -          -         -         -
                   ---------------------------------------------------
Total operating
 expenses            67,496      9,676     11,967   (10,499)   78,640
                   ---------------------------------------------------

Income (loss)
 before income tax
 expense (benefit)   11,773      4,561       (529)       86    15,891
Income tax expense
 (benefit)            3,734      1,596         40      (114)    5,256
                   ---------------------------------------------------
Net Income (loss)  $  8,039    $ 2,965    $  (569) $    200  $ 10,635
                   ===================================================

Loss and loss
 expenses ratio        67.0%       8.6%                         57.5%
Commission expense
 ratio                 22.2%      26.1%                         22.8%
Other operating
 expense ratio          4.2%      33.9%                          9.1%
                   --------------------                      --------
Combined ratio         93.4%      68.6%                         89.4%
                   ====================                      ========


Notes:
    (1)Includes inter-segment eliminations.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                             Quarter Ended
                           December 31, 2003
                          ($'s in thousands)


                    Insurance  Lloyd's   Navigators Parent &
                    Companies Operations  Agencies   Other (1)  Total
                    --------------------------------------------------
Gross premium
 written            $102,870    $54,370    $     -  $(6,274) $150,966
Net premium written   64,853     18,980          -        -    83,833

Revenues:
Net earned premium    53,652     17,884          -        -    71,536
Commission income          -         58      4,191   (2,716)    1,533
Investment Income      5,049        596          2       56     5,703
Net realized
 capital gains           589         51          -        -       640
Other income
 (expense)               182        265        312     (126)      633
                    --------------------------------------------------
Total revenues        59,472     18,854      4,505   (2,786)   80,045
                    --------------------------------------------------

Operating expenses:
Net losses and loss
 adjustment expenses  64,948     10,284          -        -    75,232
Commission expense    11,382      2,903          -   (2,716)   11,569
Other operating
 expenses                881      2,554      8,100    1,046    12,581
Interest expense           -          -          -        4         4
                    --------------------------------------------------
Total operating
 expenses             77,211     15,741      8,100   (1,666)   99,386
                    --------------------------------------------------

Income (loss) before
 income tax expense
 (benefit)           (17,739)     3,113     (3,595)  (1,120)  (19,341)
Income tax expense
 (benefit)            (6,465)    (1,727)    (1,268)    (391)   (9,851)
                    --------------------------------------------------
Net Income (loss)   $(11,274)   $ 4,840    $(2,327) $  (729) $ (9,490)
                    ==================================================

Loss and loss
 expenses ratio        121.1%      57.5%                        105.2%
Commission expense
 ratio                  21.2%      16.2%                         20.0%
Other operating
 expense ratio           1.6%      14.3%                          4.7%
                    --------------------                      --------
Combined ratio         143.9%      88.0%                        129.9%
                    ====================                      ========


Notes:
    (1) Includes inter-segment eliminations.



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                          Twelve Months Ended
                           December 31, 2004
                          ($'s in thousands)


                   Insurance  Lloyd's   Navigators Parent &
                   Companies Operations  Agencies  Other (1)   Total
                   ---------------------------------------------------
Gross premium
 written           $457,617   $263,867    $     -  $(25,338) $696,146
Net premium
 written            212,750     99,980          -         -   312,730

Revenues:
Net earned
 premium            228,759     82,236          -         -   310,995
Commission income         -      1,257     35,065   (31,568)    4,754
Investment Income    24,118      2,645          8        24    26,795
Net realized
 capital gains
 (losses)             1,164       (242)         -         -       922
Other income
 (expense)              (17)    (1,317)       884        13      (437)
                   ---------------------------------------------------
Total revenues      254,024     84,579     35,957   (31,531)  343,029
                   ---------------------------------------------------

Operating expenses:
Net losses and
 loss adjustment
 expenses           149,073     38,941          -         -   188,014
Commission
 expense             55,120     15,588          -   (31,568)   39,140
Other operating
 expenses             7,007     14,433     39,281     3,062    63,783
Interest expense          -          -          -         -         -
                   ---------------------------------------------------
Total operating
 expenses           211,200     68,962     39,281   (28,506)  290,937
                   ---------------------------------------------------

Income (loss)
 before income tax
 expense (benefit)   42,824     15,617     (3,324)   (3,025)   52,092

Income tax expense
 (benefit)           13,625      5,466       (812)   (1,052)   17,227
                   ---------------------------------------------------
Net Income (loss)  $ 29,199   $ 10,151    $(2,512) $ (1,973) $ 34,865
                   ===================================================

Loss and loss
 expenses ratio        65.2%      47.4%                          60.5%
Commission expense
 ratio                 24.1%      19.0%                          22.7%
Other operating
 expense ratio          3.1%      17.6%                           6.9%
                   --------------------                       --------
Combined ratio         92.4%      84.0%                          90.1%
                   ====================                       ========

Notes:
    (1) Includes inter-segment eliminations.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                          Twelve Months Ended
                           December 31, 2003
                          ($'s in thousands)


                   Insurance  Lloyd's   Navigators Parent &
                   Companies Operations  Agencies  Other (1)   Total
                   ---------------------------------------------------
Gross premium
 written           $414,194   $223,850    $     -  $(31,552) $606,492
Net premium
 written            225,142     81,986          -         -   307,128

Revenues:
Net earned premium  208,189     69,462          -         -   277,651
Commission income         -        538     27,904   (24,161)    4,281
Investment Income    17,455      2,009         22        64    19,550
Net realized
 capital gains        1,231        644          -         -     1,875
Other income
 (expense)              188        381      1,292      (500)    1,361
                   ---------------------------------------------------
Total revenues      227,063     73,034     29,218   (24,597)  304,718
                   ---------------------------------------------------

Operating expenses:
Net losses and loss
 adjustment
 expenses           167,550     43,539          -         -   211,089
Commission expense   52,313     12,115          -   (24,161)   40,267
Other operating
 expenses             4,845      8,449     31,913     5,108    50,315
Interest expense          -          -          -       255       255
                   ---------------------------------------------------
Total operating
 expenses           224,708     64,103     31,913   (18,798)  301,926
                   ---------------------------------------------------

Income (loss)
 before income tax
 expense (benefit)    2,355      8,931     (2,695)   (5,799)    2,792
Income tax expense
 (benefit)             (104)    (1,727)    (1,061)   (2,001)   (4,893)
                   ---------------------------------------------------
Net Income (loss)  $  2,459   $ 10,658    $(1,634) $ (3,798) $  7,685
                   ===================================================

Loss and loss
 expenses ratio        80.5%      62.7%                          76.0%
Commission expense
 ratio                 25.1%      17.4%                          23.2%
Other operating
 expense ratio          2.3%      12.2%                           4.8%
                   --------------------                       --------
Combined ratio        107.9%      92.3%                         104.0%
                   ====================                       ========

Notes:
    (1) Includes inter-segment eliminations.



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)


                          Three Months Ended December 31, 2004
                  ----------------------------------------------------
                    Net     Losses                  Combined Ratio
Insurance          Earned  and LAE  Underwriting ---------------------
 Companies:       Premium  Incurred   Expenses    Loss  Expense Total
                  ----------------------------------------------------
Marine            $21,351  $10,471      $ 8,000   49.0%   37.5%  86.5%
Specialty          20,710   12,441        7,876   60.1%   38.0%  98.1%
Professional
 Liability          6,822    4,046        2,927   59.3%   42.9% 102.2%
Assumed from
 Lloyd's           23,160   21,662          364   93.5%    1.6%  95.1%
Other (includes
 run-off)             210     (216)         (75)    NM      NM     NM
                  ----------------------------------------------------
                   72,253   48,404       19,092   67.0%   26.4%  93.4%
Lloyd's
 Operations        14,115    1,219        8,457    8.6%   60.0%  68.6%
                  ----------------------------------------------------
Total             $86,368  $49,623      $27,549   57.5%   31.9%  89.4%
                  ====================================================


                          Three Months Ended December 31, 2003
                  ----------------------------------------------------
                    Net     Losses                  Combined Ratio
Insurance          Earned  and LAE  Underwriting ---------------------
 Companies:       Premium  Incurred   Expenses    Loss  Expense Total
                  ----------------------------------------------------
Marine            $21,876  $32,297      $ 2,520  147.6%   11.5% 159.1%
Specialty          22,531   25,195        7,104  111.8%   31.5% 143.3%
Professional
 Liability          3,225    1,969          738   61.1%   22.9%  84.0%
Assumed from
 Lloyd's            5,867    4,128        1,894   70.4%   32.3% 102.7%
Other (includes
 run-off)             153    1,359            7     NM      NM     NM
                  ----------------------------------------------------
                   53,652   64,948       12,263  121.1%   22.8% 143.9%
Lloyd's
 Operations        17,884   10,284        5,457   57.5%   30.5%  88.0%
                  ----------------------------------------------------
Total             $71,536  $75,232      $17,720  105.2%   24.7% 129.9%
                  ====================================================


                     Effect of A & E losses on Three Months Ended
                                    December 31, 2003
                  ----------------------------------------------------
                    Net     Losses                  Combined Ratio
                   Earned  and LAE  Underwriting ---------------------
                  Premium  Incurred   Expenses    Loss  Expense Total
                  ----------------------------------------------------
Marine            $     -  $30,264      $     -  138.3%    0.0% 138.3%
Other (includes
 run-off)               -    1,384            -     NM     0.0%    NM
                   -----------------------------
Total             $     -  $31,648      $     -   44.2%    0.0%  44.2%
                   =============================



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                         Twelve Months Ended December 31, 2004
                 -----------------------------------------------------
                    Net     Losses                   Combined Ratio
Insurance         Earned    and LAE  Underwriting --------------------
 Companies:       Premium  Incurred    Expenses   Loss  Expense Total
                 -----------------------------------------------------
Marine           $ 80,476  $ 48,163      $24,044  59.8%   29.9%  89.7%
Specialty          86,437    56,992       27,236  65.9%   31.5%  97.4%
Professional
 Liability         21,021    12,627        5,588  60.1%   26.6%  86.7%
Assumed from
 Lloyd's           39,714    30,604        5,327  77.1%   13.4%  90.5%
Other (includes
 run-off)           1,111       687          (68) 61.8%   -6.1%  55.7%
                 -----------------------------------------------------
                  228,759   149,073       62,127  65.2%   27.2%  92.4%
Lloyd's
 Operations        82,236    38,941       30,021  47.4%   36.6%  84.0%
                 -----------------------------------------------------
Total            $310,995  $188,014      $92,148  60.5%   29.6%  90.1%
                 =====================================================


                         Twelve Months Ended December 31, 2003
                 -----------------------------------------------------
                    Net     Losses                   Combined Ratio
Insurance         Earned    and LAE  Underwriting --------------------
 Companies:       Premium  Incurred    Expenses   Loss  Expense Total
                 -----------------------------------------------------
Marine           $ 92,448  $ 74,799      $23,543  80.9%   25.5% 106.4%
Specialty          84,842    68,986       25,077  81.3%   29.6% 110.9%
Professional
 Liability          9,410     5,856        2,136  62.2%   22.7%  84.9%
Assumed from
 Lloyd's           21,368    13,761        6,368  64.4%   29.8%  94.2%
Other (includes
 run-off)             121     4,148           34    NM      NM     NM
                 -----------------------------------------------------
                  208,189   167,550       57,158  80.5%   27.4% 107.9%
Lloyd's
 Operations        69,462    43,539       20,564  62.7%   29.6%  92.3%
                 -----------------------------------------------------
Total            $277,651  $211,089      $77,722  76.0%   28.0% 104.0%
                 =====================================================


                    Effect of A & E losses on Twelve Months Ended
                                   December 31, 2003
                 -----------------------------------------------------
                    Net     Losses                   Combined Ratio
                  Earned    and LAE  Underwriting --------------------
                  Premium  Incurred    Expenses   Loss  Expense Total
                 -----------------------------------------------------
Marine           $      -  $ 31,095      $     -  33.6%    0.0%  33.6%
Other (includes
 run-off)               -     1,384            -    NM     0.0%    NM
                 --------------------------------
Total            $      -  $ 32,479      $     -  11.7%    0.0%  11.7%
                 ================================



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                 Underwriting Results - Effect of RITC
                          ($'s in thousands)

                        Effect of RITC on Three Months Ended
                                December 31, 2004
                ------------------------------------------------------
                   Net     Losses                   Combined Ratio
Insurance        Earned    and LAE  Underwriting ---------------------
 Companies:      Premium  Incurred    Expenses    Loss  Expense Total
                ------------------------------------------------------
As reported     $ 72,253  $ 48,404      $19,092   67.0%   26.4%  93.4%
Effect of RITC    22,193    22,193            -  100.0%    0.0% 100.0%
                ------------------------------------------------------
Excluding RITC  $ 50,060  $ 26,211      $19,092   52.4%   38.1%  90.5%
                ======================================================

Lloyd's
 Operations:
As reported     $ 14,115  $  1,219      $ 8,457    8.6%   60.0%  68.6%
Effect of RITC    (9,437)   (9,437)           -  100.0%    0.0% 100.0%
                ------------------------------------------------------
Excluding RITC  $ 23,552  $ 10,656      $ 8,457   45.2%   35.9%  81.2%
                ======================================================

Consolidated:
As reported     $ 86,368  $ 49,623      $27,549   57.5%   31.9%  89.4%
Effect of RITC    12,756    12,756            -  100.0%    0.0% 100.0%
                ------------------------------------------------------
Excluding RITC  $ 73,612  $ 36,867      $27,549   50.1%   37.4%  87.5%
                ======================================================



                        Effect of RITC on Twelve Months Ended
                                  December 31, 2004
                ------------------------------------------------------
                   Net     Losses                   Combined Ratio
Insurance        Earned    and LAE  Underwriting ---------------------
 Companies:      Premium  Incurred    Expenses    Loss  Expense Total
                ------------------------------------------------------
As reported     $228,759  $149,073      $62,127   65.2%   27.2%  92.4%
Effect of RITC    22,193    22,193            -  100.0%    0.0% 100.0%
                ------------------------------------------------------
Excluding RITC  $206,566  $126,880      $62,127   61.4%   30.1%  91.5%
                ======================================================

Lloyd's
 Operations:
As reported     $ 82,236  $ 38,941      $30,021   47.4%   36.6%  84.0%
Effect of RITC    (9,437)   (9,437)           -  100.0%    0.0% 100.0%
                ------------------------------------------------------
Excluding RITC  $ 91,673  $ 48,378      $30,021   52.8%   32.7%  85.5%
                ======================================================

Consolidated:
As reported     $310,995  $188,014      $92,148   60.5%   29.6%  90.1%
Effect of RITC    12,756    12,756            -  100.0%    0.0% 100.0%
                ------------------------------------------------------
Excluding RITC  $298,239  $175,258      $92,148   58.8%   30.9%  89.7%
                ======================================================



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                           Net Loss Reserves
                          ($'s in thousands)


                                              12/31/2004   12/31/2003
                                             ------------ ------------
Insurance Companies:
       Marine                                $   130,439  $   110,698
       Specialty                                 150,347      114,167
       Professional Liability                     19,001        7,059
       Assumed from Lloyd's Operations            37,790       14,323
       Other (primarily run-off)                  22,512       24,390
                                             ------------ ------------
       Total Insurance Companies                 360,089      270,637
                                             ------------ ------------

Lloyd's Operations:
       Marine                                     99,565      100,936
       Other                                       4,134        2,598
                                             ------------ ------------
       Total Lloyd's Operations                  103,699      103,534
                                             ------------ ------------

       Total net loss reserves               $   463,788  $   374,171
                                             ============ ============

Total net case loss reserves                 $   189,746  $   154,531
Total net IBNR loss reserves                     274,042      219,640
                                             ------------ ------------

       Total net loss reserves               $   463,788  $   374,171
                                             ============ ============



                  Asbestos & Environmental Claim Data
                          ($'s in thousands)

                                             Twelve Months Ended
                                              December 31, 2004
                                       Asbestos Environmental  Total
                                       -------- ------------- --------
Gross of Reinsurance
     Beginning reserve                 $78,472        $6,800  $85,272
     Incurred loss & LAE                 1,183         1,492    2,675
     Calendar year payments              1,234           779    2,013
                                       -------- ------------- --------
     Ending reserves                   $78,421        $7,513  $85,934
                                       ======== ============= ========

Net of Reinsurance
     Beginning reserve                 $32,083        $1,153  $33,236
     Incurred loss & LAE                   405           638    1,043
     Calendar year payments              1,094           297    1,391
                                       -------- ------------- --------
     Ending reserves                   $31,394        $1,494  $32,888
                                       ======== ============= ========

Outstanding Claim Count                    129            89      218
                                       ======== ============= ========

    CONTACT: The Navigators Group, Inc.
             Paul J. Malvasio
             Executive Vice President and Chief Financial Officer
             914-933-6088
             pmalvasio@navg.com
             www.navg.com